UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Destra Investment Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Destra Investment Trust

Destra Granahan Small Cap Advantage Fund

[Mailing Date], 2020

Dear Shareholder,

Destra Investment Trust (the “Trust”) will hold a Special Meeting of Shareholders of the Destra Granahan Small Cap Advantage Fund (the “Fund”) on [Meeting date], 2020 at the offices of Destra Capital Advisors LLC (“Destra” or the “Adviser”), 444 West Lake Street, Suite 1700, Chicago, IL 60606 (the “Special Meeting”). This Special Meeting is being called because Destra Capital Management LLC (“DCM”), the parent company of Destra, has agreed to buy back Continuum Funds Holdings, LLC’s (“Continuum”) control features and equity stake in DCM (the “Transaction”). The result of the Transaction is a change of control of Destra pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”). The closing of the Transaction (the “Closing”) is contingent upon, among other things, the approval by the Fund’s shareholders of (i) a new investment management agreement between the Trust, on behalf of the Fund and Destra (the “New Advisory Agreement”) and (ii) a new sub-advisory agreement among the Trust, on behalf of the Fund, Destra and Granahan Investment Management, Inc. (“Granahan” or the “Sub-Adviser”) (collectively, the “New Advisory Agreements”), which means that the Closing will not occur unless shareholders of the Fund approve the New Advisory Agreements.

The Transaction will result in DCM buying back all of Continuum’s outstanding equity interests in DCM, and as of the Closing, Continuum will relinquish all equity interests and investor member rights in DCM, including voting share privileges and all board rights and participation. As a result, effective as of the Closing, Continuum will no longer control Destra.

The change of control caused by the Transaction will result in the termination of (i) the existing advisory agreement between the Trust, on behalf of the Fund, and Destra; and (ii) the existing sub-advisory agreement among the Trust, on behalf of the Fund, Destra and Granahan. For Destra to continue as the Fund’s investment adviser and for Granahan to continue as the Fund’s sub-adviser following the Closing, the Fund is required to seek the approval by the shareholders of the Fund of the New Advisory Agreements. After the Closing, Destra and Granahan will continue to manage the Fund according to the same objectives and policies as before. In addition, the personnel that are currently providing services to the Fund are not expected to change as a result of the Transaction.

The Trust’s Board of Trustees (the “Board of Trustees”) believes that approving the New Advisory Agreements is in the best interests of the Fund and its shareholders. Accordingly, the current Board of Trustees has unanimously voted to approve the New Advisory Agreements for the Fund and to recommend that the shareholders of the Fund also approve the New Advisory Agreements.

The enclosed proxy statement explains the following proposals:

❖	A proposal to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Destra, as a result of the Transaction.

❖	A proposal to approve a new sub-advisory agreement among the Trust, on behalf of the Fund, Destra and Granahan as a result of the Transaction.

Please note that the terms of the New Advisory Agreements are substantially similar to the terms of the Fund’s current investment advisory and sub-advisory agreements, respectively, with respect to services provided by Destra and Granahan. The New Advisory Agreement differs, however, with respect to the payment of the compensation of the chief compliance officer of the Trust, which is proposed to be borne by the Trust rather than the Adviser. The New Advisory Agreement does not increase the rate of the advisory fees payable by the Fund, but may have the effect of increasing the total annual operating expenses borne by the Fund.

Thank you for your investment in the Fund. I encourage you to exercise your rights in governing the Fund by voting on the proposals. The Board of Trustees recommends that you vote FOR the proposals to approve the New Advisory Agreements. Your vote is important. Whether or not you expect to attend the Special Meeting, it is important that your shares be represented. Your immediate response will help reduce the need for the Fund to conduct additional proxy solicitations. Please review the proxy statement and then vote by Internet, telephone or mail as soon as possible. If you vote by mail, please sign and return all of the proxy cards included in this package.

The Fund is sensitive to the health and travel concerns the Fund’s shareholders may have and the protocols that federal, state and local governments may impose. Due to the difficulties arising from the coronavirus known as COVID-19, the date, time, location or means of conducting the Special Meeting may change. In the event of such a change, the Fund will announce alternative arrangements for the Special Meeting as promptly as practicable, which may include holding the Special Meeting by means of remote communication, among other steps, but the Fund may not deliver additional soliciting materials to shareholders or otherwise amend the Fund’s proxy materials. The Fund plans to announce these changes, if any, at [                    ] and encourages you to check this website prior to the Special Meeting if you plan to attend.

Sincerely,

Nicholas Dalmaso
Chairman and Trustee

IMPORTANT INFORMATION

Q.	Why am I receiving this proxy statement?

A.	You are being asked to vote on several important matters affecting the Fund:

(1) Approval of a New Investment Advisory Agreement for the Fund.

DCM has entered into an agreement with Continuum, pursuant to which DCM will buy back all of Continuum’s outstanding equity interests in DCM (the “Transaction”). The Transaction will result in DCM buying back all of Continuum’s outstanding equity interests in DCM, and as of the Closing, Continuum will relinquish all equity interests and investor member rights in DCM, including voting share privileges and all board rights and participation. As a result, effective as of the Closing, DCM will control Destra.

While Destra will continue to perform investment advisory services after the Transaction, the consummation of the Transaction will result in the change of control of Destra. Under federal securities law and the terms of the current advisory agreement, a change of control results in the termination of the current advisory agreement. If Destra is to continue to serve as investment adviser to the Fund following the Transaction, it is necessary for shareholders of the Fund to approve a New Advisory Agreement for the Fund. The Closing is contingent upon, among other things, the approval of the Fund’s new investment advisory agreement by shareholders, which means that the Closing will not occur unless shareholders of the Fund approve the New Advisory Agreement.

The terms of the New Advisory Agreement are substantially similar to the terms of the Fund’s current advisory agreement with respect to services provided by Destra. The New Advisory Agreement differs, however, with respect to the payment of the compensation of the chief compliance officer of the Trust, which is proposed to be borne by the Trust rather than by the Adviser. The New Advisory Agreement does not increase the rate of the advisory fees payable by the Fund, but may have the effect of increasing the total annual operating expenses borne by the Fund.

(2) Approval of a New Sub-Advisory Agreement for the Fund.

Destra has retained Granahan to serve as the Fund’s sub-adviser. Upon the Closing, the current investment sub-advisory agreement under which Granahan serves the Fund will automatically terminate. In order to permit Granahan to continue to serve as sub-adviser to the Fund once the Closing occurs, securities laws require the Fund’s shareholders to approve a new sub-advisory agreement for the Fund. The Closing is contingent upon, among other things, the approval of the Fund’s new sub-advisory agreement by shareholders, meaning that the Closing will not occur unless shareholders of the Fund approve the new sub-advisory agreement.

Q.	How will this affect my account with the Fund?

A.	The Transaction should not affect your account. You can expect the same level of management expertise and quality shareholder service at the conclusion of the Transaction.

Q.	Will the investment advisory fee rate be the same upon approval of the New Advisory Agreement?

A.	Yes, the investment advisory fee rate applicable to the Fund under the New Advisory Agreement will be identical to the current advisory fee rate applicable to the Fund. Currently, the Fund pays to Destra a monthly fee in an annual amount equal to 1.10% of the Fund’s average daily net assets.

However, under the New Advisory Agreement, the compensation of the chief compliance officer of the Trust would be borne by the Trust rather than the Adviser. The New Advisory Agreement does not increase the rate of the advisory fees payable by the Fund, but may have the effect of increasing the total annual operating expenses borne by the Fund.

Granahan is paid by Destra out of the management fee that Destra is paid by the Fund. The sub-advisory fees paid will not change under the new sub-advisory agreement.

Q.	Will the Fund pay for the proxy solicitation and related legal costs?

A.	No. These costs ultimately will be borne by Destra and DCM.

Q.	What will happen if shareholders of the Fund do not approve the New Advisory Agreement and sub-advisory agreement?

A.	Completion of the Transaction is contingent upon, among other things, approval of the New Advisory Agreements by shareholders of the Fund. If the Closing does not occur, the current investment advisory agreement and sub-advisory agreement will not automatically terminate and, therefore, it will not be necessary to enter into new agreements.

Q.	How does the Board recommend that I vote?

A.	The current members of the Board of Trustees, including all of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) recommend that you vote in favor of the proposals to approve the New Advisory Agreements.

Q.	I have only a few shares — does my vote matter?

A.	Your vote is important. If many shareholders choose not to vote, the Fund might not receive enough votes to reach a quorum to hold the Special Meeting. If it appears that there will not be a quorum, the Fund would have to send additional mailings or otherwise solicit shareholders to try to obtain more votes.

Q.	What is the deadline for submitting my vote?

A.	We encourage you to vote as soon as possible to make sure that the Fund receives enough votes to act on the proposals. Unless you attend the Special Meeting to vote in person, your vote (cast by Internet, telephone or paper proxy card as described below) must be received by the Fund by [ ] Central Time on [Meeting Date], 2020.

Q.	Who is eligible to vote?

A.	Any person who owned shares of the Fund on the “record date,” which was [Record Date], 2020 (even if that person has since sold those shares).

Q.	How can I vote?

A.	You may vote in any of four ways:

o	Through the Internet. Please follow the instructions on your proxy card.
o	By telephone, with a toll-free call to the phone number indicated on the proxy card.
o	By mailing in your proxy card.
o	In person at the Special Meeting at the offices of Destra Capital Advisors LLC, 444 West Lake Street, Suite 1700, Chicago, Illinois 60606 on [Meeting Date], 2020.

We encourage you to vote via the Internet or telephone using the control number on your proxy card and following the simple instructions because these methods result in the most efficient means of transmitting your vote and reduce the need for the Fund to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

Q.	How should I sign the proxy card?

A.	You should sign your name exactly as it appears on the proxy card. Unless you have instructed us otherwise, either owner of a joint account may sign the card, but again, the owner must sign the name exactly as it appears on the card. The proxy card for accounts of which the signer is not the owner should be signed in a way that indicates the signer’s authority—for example, “Mary Smith, Custodian.”

Destra Investment Trust

Destra Granahan Small Cap Advantage Fund

444 West Lake Street, Suite 1700

Chicago, IL 60606-0070

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held [Meeting Date], 2020

Destra Investment Trust (the “Trust”) will hold a Special Meeting of Shareholders of the Destra Granahan Small Cap Advantage Fund (the “Fund”) on [Meeting Date], 2020 at the offices of Destra Capital Advisors LLC (“Destra” or the “Adviser”), 444 West Lake Street, Suite 1700, Chicago, IL 60606, at [Meeting Time] a.m. Central Time (the “Special Meeting”). This Special Meeting is being held so that shareholders can consider the following:

1.	A proposal to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Destra, as a result of a transaction pursuant to which Destra Capital Management LLC (“DCM”), the parent company of Destra, has agreed to buy back Continuum Funds Holdings, LLC’s (“Continuum”) control features and equity stake in DCM (the “Transaction”).

2.	A proposal to approve a new sub-advisory agreement among the Trust, on behalf of the Fund, Destra and Granahan Investment Management, Inc. (“Granahan” or the “Sub-Adviser”) as a result of the Transaction.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS TO APPROVE (i) THE NEW ADVISORY AGREEMENT; AND (ii) THE NEW SUB-ADVISORY AGREEMENT. APPROVAL OF THE NEW ADVISORY AGREEMENT AND NEW SUB-ADVISORY AGREEMENT IS BEING PROPOSED BECAUSE THE CONSUMMATION OF THE CHANGE OF CONTROL OF DESTRA WILL RESULT IN THE TERMINATION OF THE EXISTING ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT. APPROVAL OF THE PROPOSALS WILL NOT RESULT IN AN INCREASE IN THE FUND’S ADVISORY FEE RATE. HOWEVER, APPROVAL OF THE NEW ADVISORY AGREEMENT MAY HAVE THE EFFECT OF INCREASING THE TOTAL ANNUAL OPERATING EXPENSES BORNE BY SHAREHOLDERS BECAUSE THE PAYMENT OF THE COMPENSATION OF THE TRUST’S CHIEF COMPLIANCE OFFICER WOULD BE BORNE BY THE TRUST RATHER THAN THE ADVISER.

Shareholders of record of the Fund at the close of business on the record date, [Record Date], 2020 are entitled to notice of and to vote at the Special Meeting and any adjournment(s) thereof. The Notice of Special Meeting of Shareholders, proxy statement and proxy card are being mailed on or about [Mailing Date] to such shareholders of record.

By Order of the Board of Trustees,

Nicholas Dalmaso

Chairman and Trustee

[Mailing Date], 2020

YOUR VOTE IS IMPORTANT

You can vote easily and quickly over the Internet, by toll-free telephone call, or by mail. Just follow the simple instructions that appear on your proxy card. Please help the Fund reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today.

Destra Investment Trust

Destra Granahan Small Cap Advantage Fund

444 West Lake Street, Suite 1700

Chicago, IL 60606-0070

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

[Meeting Date], 2020

Introduction

This proxy statement is being provided to you on behalf of the Board of Trustees (the “Board of Trustees”) of Destra Investment Trust (the “Trust”) in connection with the solicitation of proxies to be used at a Special Meeting of Shareholders (the “Special Meeting”) of the Destra Granahan Small Cap Advantage Fund (the “Fund”). The following table identifies the proposals set forth in this proxy statement.

Proposal Number	Proposal Description
1	Approval of new advisory agreement for the Fund.
2	Approval of new sub-advisory agreement for the Fund.

You will find this proxy statement divided into five parts:

Part 1	Provides details on the proposal to approve the new advisory agreement (see page 3)
Part 2	Provides details on the proposal to approve the new sub-advisory agreement (see page 9)
Part 3	Provides information about ownership of shares of the Fund (see page 14)
Part 4	Provides information on proxy voting and the operation of the Special Meeting (see page 15)
Part 5	Provides information on other matters (see page 18)

Please read the proxy statement before voting on the proposals. Please call toll-free at 1-[Toll Free Number] if you have any questions about the proxy statement, or if you would like additional information.

We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about [Mailing Date], 2020.

Annual and Semi-Annual Reports. The Fund’s most recent annual and semi-annual reports to shareholders are available at no cost. You may obtain a copy of these reports by calling Destra at [844-9DESTRA (933-7872)], visiting the Fund’s website at destracapital.com/literature or contacting your financial advisor. Shareholders may call [toll-free number] with any inquiries about the proxy materials.

Important Notice Regarding the Availability of Materials

for the Special Meeting of Shareholders to be Held on [Meeting Date], 2020

The proxy statement for the Special Meeting is available at http://www.[________].

PART 1

DESCRIPTION OF PROPOSAL 1

APPROVAL OF A NEW ADVISORY AGREEMENT

Introduction

The Special Meeting is being called to consider a proposal necessitated by the proposed Transaction between DCM and Continuum, pursuant to which DCM will buy back all of Continuum’s outstanding equity interests in DCM. The Transaction will result in DCM buying back all of Continuum’s outstanding equity interests in DCM, and as of the Closing, Continuum will relinquish all equity interests and investor member rights in DCM, including voting share privileges and all board rights and participation. As a result, effective as of the Closing, Continuum will no longer control Destra, which will result in a change of control of Destra and the automatic termination of the existing advisory agreement between the Trust, on behalf of the Fund, and Destra (the “existing advisory agreement”). The Closing is contingent upon, among other things, the approval of the Fund’s new investment advisory agreement (the “New Advisory Agreement”) by shareholders, which means that the Closing will not occur unless shareholders of the Fund approve the New Advisory Agreement.

The form of the New Advisory Agreement is attached hereto as Exhibit A. The terms of the New Advisory Agreement are substantially similar to the terms of the Fund’s existing advisory agreement with respect to services provided by Destra. The New Advisory Agreement differs, however, with respect to the payment of the compensation of the chief compliance officer of the Trust, which is proposed to be borne by the Trust rather than Destra. The New Advisory Agreement does not increase the rate of the advisory fees payable by the Fund, but may have the effect of increasing the total annual operating expenses borne by the Fund. The material terms of the New Advisory Agreement and existing advisory agreement are compared below in “Terms of the Existing and New Advisory Agreements.”

Your approval of the New Advisory Agreement would not result in any change in the Fund’s advisory fee rate, but it may have the effect of increasing the total annual operating expenses borne by the Fund because the payment of the compensation of the chief compliance officer of the Trust would be borne by the Trust rather than Destra.

Information About Destra

Destra is a registered investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Destra has responsibility for the overall management of the Fund. It is also responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund. The principal office of Destra is located at 444 West Lake Street, Suite 1700, Chicago, Illinois 60606. As of September 30, 2020, Destra had approximately $460.8 million in assets under management. Destra is a wholly-owned subsidiary of DCM, a sponsor of investment funds.

Destra does not manage any other funds with similar investment strategies and objectives to the Fund’s.

The Transaction

On October 14, 2020, DCM entered into a redemption agreement (the “Redemption Agreement”) with Continuum, pursuant to which DCM agreed to buy back all of the outstanding equity interests of DCM. As of the Closing, Continuum will relinquish all equity interests and investor member rights in DCM, including voting share privileges and all board rights and participation. The Closing is contingent upon, among other things, the approval of the Fund’s new advisory agreement by shareholders, which means that the Closing will not occur unless shareholders of the Fund approve the New Advisory Agreement. The Transaction will result in a change of control of Destra pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”).

Information Concerning DCM

The following information, which has been provided by DCM, is intended to give shareholders of the Fund background information concerning DCM and its business.

DCM, located at 444 West Lake Street, Suite 1700, Chicago, IL 60606, is a Delaware limited liability company and is the holding company of Destra and Destra Capital Investments LLC, the principal underwriter of the Fund’s shares. DCM and its affiliates were organized in 2008 to provide investment management, advisory, administrative, distribution and asset management consulting services.

Terms of the Redemption Agreement

The following is a summary of the terms of the Transaction considered relevant to the Fund:

On October 14, 2020, DCM entered into a Redemption Agreement with Continuum, pursuant to which DCM agreed to buy back all of the outstanding equity interests of DCM. As of the Closing, Continuum will relinquish all equity interests and investor member rights in DCM, including voting share privileges and all board rights and participation. The Closing is contingent upon, among other things, the approval of the Fund’s New Advisory Agreement by shareholders, which means that the Closing will not occur unless shareholders of the Fund approve the New Advisory Agreement. The Transaction will result in a change of control of Destra pursuant to the 1940 Act. Assuming shareholder approval of the New Advisory Agreement, Destra will continue to serve as the Fund’s investment adviser.

Transaction Not Expected to Adversely Affect Destra or the Fund

It is anticipated that the Transaction and Destra’s affiliation with DCM will not result in any change in the services provided by Destra to the Fund. It is further anticipated that the Transaction and New Advisory Agreement will not diminish in any way the high level of investment advisory service previously provided by Destra.

Impact of the Transaction on the Fund’s Advisory Agreement and Summary of the Proposal

Shareholders of the Fund are being asked to approve a proposed New Advisory Agreement with Destra. The consummation of the Transaction constituted an “assignment” (as defined in the 1940 Act) of the Fund’s existing advisory agreement with Destra. As required by the 1940 Act, the existing advisory agreement provides for its automatic termination in the event of an assignment. Accordingly, the existing advisory agreement will terminate upon the Closing of the Transaction, and the New Advisory Agreement is necessary if Destra is to continue to manage the Fund following the Closing. However, the Closing is contingent upon, among other things, the approval of the New Advisory Agreement by shareholders, which means that the Closing will not occur unless shareholders of the Fund approve the New Advisory Agreement.

Factors Considered by the Trustees and their Recommendation

The Board of Trustees is recommending that shareholders vote to approve the new advisory agreement with Destra (the “New Advisory Agreement;” the existing Advisory Agreement with Destra is referred to as the “Existing Advisory Agreement”).

The Trustees considered and unanimously approved the New Advisory Agreement at a meeting of the Board of Trustees held on October 15, 2020. The Trustees reviewed and discussed written materials that were provided in advance of the meeting and throughout the year, as well as information presented at the meeting. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Advisory Agreement

In making the recommendation that shareholders vote to approve the New Advisory Agreement with Destra, the Trustees reviewed and analyzed various factors it determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Service

The Trustees considered the nature, extent and quality of services to be provided under the New Advisory Agreement and Destra’s experience in providing similar management services to other registered investment companies. The Trustees also considered Destra’s ability to provide administrative, operational and other non-advisory services to the Fund and the financial condition of Destra, including its financial capacity to perform the services required under the New Advisory Agreement. The Trustees reviewed information provided by Destra regarding various service provider arrangements and considered the ability of Destra to administer and oversee outside service providers to the Fund. In addition, the Trustees considered matters related to Destra’s compliance programs, its compliance history and its dealings with regulators. The Trustees also considered the fact that Destra intends to continue to engage Granahan Investment Management, Inc. (“Granahan”) as the sub-adviser to the Fund, and that Granahan will be responsible for all trading, portfolio construction and investment operations.

The Trustees also considered the impact that the Adviser Transaction is likely to have on the nature, extent and quality of services to be provided by Destra to the Fund under the New Advisory Agreement. In particular, the Trustees considered information provided by Destra which indicates that the Adviser Transaction is not expected to result in any change in the nature, extent and quality of services to be provided by Destra to the Fund. Based on their review, the Trustees concluded that the nature, extent and quality of services expected to be provided to the Fund under the New Advisory Agreement are satisfactory.

Performance

The Trustees evaluated Fund performance on a year-to-date basis as of August 31, 2020, during the year ended August 31, 2020 and from inception (August 9, 2019) through August 31, 2020 in light of its investment objectives. The Trustees compared Fund performance to a peer group of funds with similar investment strategies. In evaluating Destra’s contribution to Fund performance, the Trustees considered the fact that Granahan, in its capacity as sub-advisor to the Fund, has been and is expected to continue to be responsible for day-to-day management of the Fund. The Trustees also considered information which indicates that the Adviser Transaction is not expected to have any impact on performance of the Fund. Based on their review, the Trustees concluded that Fund performance is acceptable for purposes of considering approval of the New Advisory Agreement.

Fees and Expenses

The Trustees reviewed and considered the contractual advisory fee rate to be paid by the Fund to Destra for services under the New Advisory Agreement. The Trustees also reviewed and considered information regarding the Fund’s total expense ratio. The advisory fee rate and expense ratio for the Fund were compared against the advisory fee rate and expense ratio of a peer group of funds with similar investment strategies over specified time periods.

The Trustees considered the fact that the New Advisory Agreement and the Existing Advisory Agreement contain identical fee structures, and that the Adviser Transaction and the New Advisory Agreement are not expected to have any impact on the Fund’s expense ratio or individual operating expenses. The Trustees also noted that in connection with the New Advisory Agreement, an Expense Limitation Agreement will be entered into by Destra and the Fund on substantially the same terms and conditions as the Expense Limitation Agreement that is currently in place. Pursuant to the Expense Reimbursement Agreement, Destra has agreed to reduce its fees and/or absorb expenses of the Fund to ensure that total fund operating expenses after fee waiver and/or reimbursement do not exceed certain agreed upon levels. The Trustees noted that Destra does not provide comparable advisory services for any client for a fee that is less than the fee paid by the Fund. Based on their review, the Trustees concluded that the advisory fee and expense structure were reasonable for purposes of considering approval of the New Advisory Agreement.

Economies of Scale

The Trustees received and evaluated information regarding Destra’s potential to realize economies of scale with respect to management of the Fund and whether the Fund and its shareholders would appropriately benefit from any economies of scale. The Trustees noted that economies of scale will be realized only if there is significant growth in assets under management. The Trustees considered Destra’s expectations for growth in assets under management and the time frame in which such growth may occur. The Trustees concluded that economies of scale are not being realized and that breakpoints in the advisory fee or other arrangements will be considered if Fund assets grow and Destra has the potential to realize economies of scale.

Cost of Services and Profitability

The Trustees considered an expense and profitability analysis provided by Destra with respect to its management of the Fund. The analysis covered the years ending December 31, 2020, 2021 and 2022. The Trustees evaluated Destra’s estimated profitability in each year of the three-year period and compared it against profit margins that have been found by courts to be reasonable under applicable securities laws. The Trustees noted that Destra’s expenses and profitability under the New Advisory Agreement are expected to be substantially the same as under the Existing Advisory Agreement. Based on their review, the Trustees concluded that Destra’s estimated profitability in managing the Fund under the New Advisory Agreement is reasonable.

Other Benefits to Destra

The Trustees received and reviewed information regarding any expected “fall-out” or ancillary benefits to be received by Destra or its affiliates as a result of their relationship with the Fund. The Trustees noted that Destra and its affiliates may derive reputational benefits and cross-selling opportunities from their association with the Fund that may lead to other investment management opportunities. Based on their review, the Trustees concluded that the fall-out benefits that may be received by Destra and its affiliates are reasonable.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the New Advisory Agreement.

Terms of the Existing and New Advisory Agreement

A copy of the New Advisory Agreement is attached hereto as Exhibit A. The following description is only a summary; however, all material terms of the New Advisory Agreement have been included in this summary. You should refer to Exhibit A for the New Advisory Agreement, and the description set forth in this proxy statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A. The investment advisory services to be provided by Destra to the Fund under the New Advisory Agreement and the advisory fee structure with respect to the Fund are identical to the services currently provided by Destra and the advisory fee structure under the existing advisory agreement. The New Advisory Agreement differs, however, with respect to the payment of the compensation of the chief compliance officer of the Trust, which is proposed to be borne by the Trust rather than Destra, which may have the effect of increasing the total annual operating expenses borne by the Fund. The contractual rates of the advisory fee payable by the Fund to Destra, and the actual advisory fee rates paid to Destra by the Fund for the fiscal year ended [September 30, 2020], is set forth in Exhibit B. The dates on which the existing advisory agreement was most recently (i) approved by the Board of Trustees; and (ii) submitted to shareholders for approval and the purpose for such submission is also set forth in Exhibit B. Tables setting forth the current and pro forma expenses that shareholders may be expected to incur in the event that the New Advisory Agreement is approved are set forth on Exhibit C.

Advisory Services. The investment management services to be provided by Destra under the New Advisory Agreement will be identical to those services currently provided by Destra to the Fund under the existing advisory agreement. Both the New Advisory Agreement and existing advisory agreement provide that Destra shall manage the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment objectives and policies and limitations, and administer the Fund’s affairs to the extent requested by, and subject to, the supervision of, the Board of Trustees. In addition, both the existing advisory agreement and the New Advisory Agreement state that Destra must (i) use the same degree of skill and care in providing advisory services to the Fund as it uses in providing services to fiduciary accounts for which it has investment responsibilities; (ii) report regularly to the Board of Trustees; (iii) prepare and maintain books and records with respect to the Fund’s securities and other transactions as required under applicable law; (iv) furnish office facilities and equipment for the Trust; (v) provide clerical, bookkeeping and administrative services for the Fund; and (vi) permit its officers or employees to serve without compensation as Trustees or officers of the Trust.

Sub-Advisers. Both the existing advisory agreement and the New Advisory Agreement authorize Destra to retain one or more sub-advisers at Destra’s own cost and expense for the purpose of providing investment management services to the Fund.

Fund Transactions. Both the existing advisory agreement and the New Advisory Agreement provide that Destra is (i) authorized to select the brokers or dealers that will execute purchases and sales of portfolio securities for the Fund, and (ii) directed to use commercially reasonable efforts to obtain best execution for the Fund, taking into account all appropriate factors. Under both the existing advisory agreement and the New Advisory Agreement, Destra will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if Destra determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided. In addition, both the existing advisory agreement and the New Advisory Agreement provide that, subject to approval by the Board of Trustees, and to the extent permitted by applicable law, Destra may select brokers or dealers affiliated with Destra.

Compensation. Both the existing advisory agreement and the New Advisory Agreement contain identical advisory fee structures with respect to the Fund based on the Fund’s average daily net assets, which entitles Destra to a management fee, payable monthly, at the annual rate of 1.10% of the Fund’s average daily net assets.

Duration and Termination. Both the existing advisory agreement and the New Advisory Agreement provide that, following an initial two-year term, the agreements will continue in effect for successive one-year terms only upon the approval a majority of the Board of Trustees, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”) voting separately, as specified in the 1940 Act. Unless re-approved by the Board of Trustees, the existing advisory agreement will expire on or about December 29, 2020. Both the existing advisory agreement and the New Advisory Agreement provide that the agreement shall automatically terminate in the event of its assignment, and may be terminated at any time with respect to the Fund without the payment of any penalty by the Fund or Destra upon sixty days’ written notice to the other party. The Fund may effect termination of the existing advisory agreement and the New Advisory Agreement by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

Payment of Expenses. Both the existing advisory agreement and the New Advisory Agreement contain identical provisions with respect to the payment of Fund and Trust expenses, other than with respect to the compensation of the Trust’s chief compliance officer. Under the existing advisory agreement, Destra is responsible for (i) compensating the Trust’s chief compliance officer; and (ii) providing all executive and other personnel, office space and office facilities required to render investment management and administrative services to the Fund. Under the New Advisory Agreement, the Trust will be responsible for compensating the Trust’s chief compliance officer, but Destra will remain responsible for providing all executive and other personnel, office space and office facilities required to render investment management and administrative services to the Fund. Under both the existing advisory agreement and the New Advisory Agreement, the Fund is generally otherwise responsible for the payment of its own expenses.

Limitation on Liability. The existing advisory agreement and the New Advisory Agreement both provide that Destra shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of Destra in the performance of its obligations and duties, or by reason of Destra’s reckless disregard of its obligations and duties thereunder.

Expense Agreements

In addition, under the terms of an amended and restated expense reimbursement, fee waiver and recovery agreement between Destra and the Trust (the “Current Expense Agreement”), Destra has agreed to cap Fund expenses such that the total annual fund operating expenses, excluding brokerage commissions and other trading expenses, taxes, acquired fund fees and other extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of business) do not exceed 1.75% and 1.50% of the Fund’s average daily net assets attributable to Class A shares and Class I shares, respectively (the “Annual Expense Caps”). Under the Current Expense Agreement, expenses borne and fees waived by Destra are subject to recovery by Destra from the Fund as provided in the Current Expense Agreement. Upon termination of the Current Advisory Agreement, the Current Expense Agreement will also terminate. Accordingly, if the Trust enters into the New Advisory Agreement, then Destra will enter into a new, substantially similar expense reimbursement, fee waiver and recovery agreement with the Trust, which will include the same Annual Expense Caps for the Fund and terms as set forth in the Current Expense Agreement.

Additional Information Pertaining to Destra

The following table sets forth the name, position and principal occupation of each current executive officer of Destra as of [Date], 2020. Each individual’s address is c/o Destra Capital Advisors LLC, 444 West Lake Street, Suite 1700, Chicago, IL 60606-0070.

Name	Principal Occupation at Destra

Robert Watson	President

Jane Hong Shissler	General Counsel

During the Fund’s last fiscal year, the Fund did not pay any amount to Destra or any affiliated person of Destra for services to the Fund (other than pursuant to the existing advisory agreement).

[There were no brokerage commissions paid by the Fund to affiliated brokers of Destra for the fiscal year ended [September 30, 2020]].

[As of the Record Date, no officer or Trustee owns securities of, or has any other material direct or indirect interest in, Destra or any person controlling, controlled by or under common control with Destra. As of the Record Date, no Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since the beginning of the Fund’s fiscal year ended September 30, 2020, to which Destra was a party].

Required Vote

As provided under the 1940 Act, approval of the New Advisory Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting. The shareholders of the Fund will vote together as a single class.

For the reasons set forth above, the BOARD OF TRUSTEES of THE FUND UNANIMOUSLY recommendS that shareholders OF THE FUND vote in favor of the new advisory agreement with DESTRA.

PART 2

DESCRIPTION OF PROPOSAL 2

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT

Introduction

Destra and the Trust, on behalf of the Fund, have entered into an investment sub-advisory agreement (the “existing sub-advisory agreement”) with Granahan. As with the existing advisory agreement, the existing sub-advisory agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its assignment. As a result, the Closing will result in the termination of the existing sub-advisory agreement. The Closing is contingent upon, among other things, the approval of the Fund’s new investment sub-advisory agreement (the “new sub-advisory agreement”) by shareholders, which means that the Closing will not occur unless shareholders of the Fund approve the new sub-advisory agreement.

The form of the new sub-advisory agreement is attached hereto as Exhibit D. The terms of the new sub-advisory agreement are substantially similar to the terms of the existing sub-advisory agreement with respect to services provided by Granahan. In addition, the sub-advisory fees payable to Granahan by Destra under the new sub-advisory agreement are identical to the sub-advisory fees payable under the existing sub-advisory agreement. The material terms of the new sub-advisory agreement and existing sub-advisory agreement are compared below in “Terms of the Existing and New Sub-Advisory Agreements.”

Your approval of the new sub-advisory agreement would not result in any change in Fund’s advisory fee rate.

Information About Granahan

Granahan, located at 404 Wyman Street Suite 460, Waltham, MA 02451, is an employee-owned asset manager specializing in small capitalization equity investing. Granahan was founded in 1985 and, as of September 30, 2019, had approximately $1.87 billion in assets under management.

[Granahan does not manage any other funds with similar investment strategies and objectives to the Fund’s.]

Transaction Not Expected to Adversely Affect Granahan or the Fund

It is anticipated that the Transaction will not result in any change in the services provided by Granahan to the Fund. It is further anticipated that the Transaction and new sub-advisory agreement will not diminish in any way the high level of investment sub-advisory service previously provided by Granahan.

Impact of the Transaction on the Fund’s Sub-Advisory Agreement and Summary of the Proposal

Shareholders of the Fund are being asked to approve a proposed new sub-advisory agreement with Granahan. The Closing will result in the termination of the existing sub-advisory agreement. The Closing is contingent upon, among other things, the approval of the new sub-advisory agreement by shareholders, which means that the Closing will not occur unless shareholders of the Fund approve the new sub-advisory agreement, and the new sub-advisory agreement is necessary if Granahan is to continue to manage the Fund after the Closing.

Factors Considered by the Trustees and their Recommendation

The Board of Trustees is recommending that shareholders vote to approve the new sub-advisory agreement with Granahan (the “New Sub-Advisory Agreement;” the existing Advisory Agreement with Granahan is referred to as the “Existing Sub-Advisory Agreement).

The Trustees considered and unanimously approved the New Sub-Advisory Agreement at a meeting of the Board of Trustees held on October 15, 2020. The Trustees reviewed and discussed written materials that were provided in advance of the meeting and throughout the year, as well as information presented at the meeting. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the New Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Sub-Advisory Agreement

In making the recommendation that shareholders vote to approve the New Sub-Advisory Agreement with Granahan, the Trustees reviewed and analyzed various factors it determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Service

The Trustees considered the nature, extent and quality scope of services to be provided under the New Sub-Advisory Agreement and Granahan’s experience in providing similar management services to other clients. The Trustees considered materials and information concerning the background, experience and capabilities of Granahan’s portfolio managers and its other investment and administrative personnel in light of the services to be provided by pursuant to the Sub-Advisory Agreement. The Trustees also considered the ability of Granahan, based on its resources, reputation and other attributes, to attract, compensate and retain qualified investment professionals. The Board also considered matters related to Granahan’s compliance programs, its compliance history and its dealings with regulators.

The Trustees also considered the impact that the Adviser Transaction is likely to have on the nature, extent and quality of services to be provided by Granahan to the Fund under the New Sub-Advisory Agreement. In particular, the Trustees considered information provided by Destra and Granahan which indicates that the Adviser Transaction is not expected to result in any change in the nature, extent and quality of services to be provided by Granahan to the Fund. Based on their review, the Trustees concluded that the nature, extent and quality of services expected to be provided to the Fund under the New Sub-Advisory Agreement are satisfactory.

Performance

The Trustees evaluated Fund performance on a year-to-date basis as of August 31, 2020, during the year ended August 31, 2020 and from inception (August 9, 2019) through August 31, 2020 in light of its investment objectives. The Trustees compared Fund performance to a peer group of funds with similar investment strategies. The Trustees also considered information which indicates that the Adviser Transaction is not expected to have any impact on performance of the Fund. Based on their review, the Trustees concluded that Fund performance is acceptable for purposes of considering approval of the New Sub-Advisory Agreement.

Fees and Expenses

The Board considered the proposed sub-advisory fee, noting that the sub-advisory fee under the New Sub-Advisory Agreement is identical to the sub-advisory fee under the Existing Sub-Advisory Agreement, and that in each case such fee is equal to 50% of the advisory fees paid to Destra under its Advisory Agreement with the Fund. The Trustees also reviewed and considered information regarding the Fund’s advisory fee rate and total expense ratio. The advisory fee rate and expense ratio for the Fund were compared against the advisory fee rate and expense ratio of a peer group over specified time periods. The peer group was comprised of other funds with similar investment strategies. The Trustees also considered the fact that the terms and conditions of the existing Expense Reimbursement Agreement between the Fund and Destra would remain in place following the Adviser Transaction.

Based on their review, the Trustees concluded that the sub-advisory fee and expense structure were reasonable for purposes of considering approval of the New Sub-Advisory Agreement.

Economies of Scale

The Trustees received and evaluated information regarding the potential for Granahan to realize economies of scale with respect to management of the Fund and whether the Fund and its shareholders would appropriately benefit from any economies of scale. The Trustees noted that economies of scale will be realized only if there is significant growth in assets under management. The Trustees considered expectations for growth in assets under management and the time frame in which such growth may occur. The Trustees concluded that economies of scale are not being realized and that breakpoints in the advisory fee or other arrangements will be considered if Fund assets grow and Granahan has the potential to realize economies of scale.

Cost of Services and Profitability

The Trustees considered an expense and profitability analysis provided by Granahan with respect to its management of the Fund. The analysis covered the years ending December 31, 2020, 2021 and 2022. The Trustees evaluated Granahan’s estimated profitability in each year of the three-year period and compared it against profit margins that have been found by courts to be reasonable under applicable securities laws. The Trustees noted that Granahan’s expenses and profitability under the New Sub-Advisory Agreement are expected to be substantially the same as under the Existing Sub-Advisory Agreement. Based on their review, the Trustees concluded that Granahan’s estimated profitability in managing the Fund under the New Sub-Advisory Agreement is reasonable.

Other Benefits to Granahan

The Trustees received and reviewed information regarding any expected “fall-out” or ancillary benefits to be received by Granahan or its affiliates as a result of their relationship with the Fund. The Trustees noted that the Fund and other Granahan clients may benefit from lower commission costs as a result of the total amount of assets managed by Granahan. Based on their review, the Trustees concluded that the fall-out benefits that may be received by Granahan and its affiliates are reasonable.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the new sub-advisory agreement.

Terms of the Existing and New Sub-Advisory Agreement

A copy of the new sub-advisory agreement is attached hereto as Exhibit D. The following description is only a summary; however, all material terms of the new sub-advisory agreement have been included in this summary. You should refer to Exhibit D for the new sub-advisory agreement, and the description set forth in this proxy statement of the new sub-advisory agreement is qualified in its entirety by reference to Exhibit D. The investment sub-advisory services to be provided by Granahan to the Fund under the new sub-advisory agreement and the fee structure with respect to the fees payable to Granahan by Destra are identical to the services currently provided by Granahan and the fee structure under the existing sub-advisory agreement. The contractual rates of the sub-advisory fee payable to Granahan, and the actual sub-advisory fee rates paid to Granahan by Destra for the fiscal year ended September 30, 2020, is set forth in Exhibit E. The date on which the existing sub-advisory agreement was most recently (i) approved by the Board of Trustees and (ii) submitted to shareholders for approval and the purpose for such submission is also set forth in Exhibit E.

Sub-Advisory Services. The sub-advisory services to be provided by Granahan under the new sub-advisory agreement are identical to those services currently provided by Granahan under the existing sub-advisory agreement. Both the existing sub-advisory agreement and the new sub-advisory agreement provide that Granahan, subject to Destra’s oversight, will manage on a discretionary basis the investment and reinvestment of the assets of the Fund, furnish an investment program for the Fund, make investment decisions for the Fund, and place all orders for the purchase and sale of securities for the Fund’s investment portfolio. In performing its duties under both the existing sub-advisory agreement and the new sub-advisory agreement, Granahan will monitor the Fund’s investments and will comply with the provisions of the Trust’s Declaration of Trust, Amended and Restated By-laws and the Fund’s stated investment objectives, policies and restrictions.

Fund Transactions. Both the existing sub-advisory agreement and the new sub-advisory agreement provide that Granahan is authorized to select brokers or dealers that will execute purchases and sales of portfolio securities for the Fund. Both the existing sub-advisory agreement and the new sub-advisory agreement provide that, subject to approval by the Board of Trustees and to the extent permitted by applicable law, Granahan may select brokers or dealers affiliated with Granahan.

Fees. The fees paid to Granahan under the existing sub-advisory agreement and the new sub-advisory agreement are identical. Under both agreements, Granahan is paid by Destra out of the investment advisory fee that Destra is paid by the Fund at a rate equal to 50% of the advisory fees that Destra is paid for its services to the Fund.

Payment of Expenses. Under the existing sub-advisory agreement and the new sub-advisory agreement, Granahan is responsible for paying all of its own operating expenses incurred in connection with providing sub-advisory services to the Fund, excluding, without limitation, the expenses of the Fund (including the cost of securities and other assets purchased for the Fund and brokerage commissions, if any, incurred in the purchase or sale thereof as well as any consulting fees or legal expenses incurred by Granahan in connection with its management of the Fund).

Additional Sub-Advisers. Subject to approval by the Board of Trustees and Destra, the existing sub-advisory agreement and the new sub-advisory agreement permit Granahan to retain one or more additional sub-advisers at Granahan’s own cost and expense for the purpose of furnishing sub-advisory services to the Fund.

Proxies. Both the existing sub-advisory agreement and the new sub-advisory agreement provide that Granahan will vote all proxies solicited by or with respect to the issuers of securities held in the portion of the Fund’s portfolio managed by Granahan.

Duration and Termination. Both the existing sub-advisory agreement and the new sub-advisory agreement provide that the respective agreement will remain in effect until the two-year anniversary of its initial effective date unless sooner terminated, provided that it has been approved: (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund’s outstanding voting securities. Both the existing sub-advisory agreement and the new sub-advisory agreement provide that the respective agreement will continue from year to year thereafter, only so long as such continuance is specifically approved for the Fund at least annually by the Board of Trustees provided that in such event such continuance is also approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

Both the existing sub-advisory agreement and the new sub-advisory agreement provide that the respective agreement may be terminated by Destra or Granahan at any time without the payment of any penalty upon 60 days’ written notice to the other parties and by the Fund by action of the board of Trustees, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund upon 60 days’ written notice to Granahan without payment of any penalty. Each agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the 1940 Act), or (ii) in the event that the advisory agreement between the Trust and Destra is assigned (as defined in the 1940 Act) or terminates for any other reason. Both agreements also provide that they will terminate upon written notice to the other party that the other party is in material breach of the agreement, unless the party in material breach cures such breach to the reasonable satisfaction of the party alleging the breach within 30 days after written notice.

Limitation on Liability. The existing sub-advisory agreement and the new sub-advisory agreement both provide that Granahan will not be liable for, and Destra will not take any action against Granahan for any breach thereof, any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of Granahan’s duties under the agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Granahan in the performance of its duties under the agreement, or by reason of its reckless disregard of its obligations and duties under the agreement.

Additional Information Pertaining to Granahan

The following table sets forth the name, position and principal occupation of each current executive officer of Granahan as of October 20, 2020. Each individual’s address is c/o Granahan Investment Management, Inc., 404 Wyman Street, Suite 460, Waltham, MA 02451.

Name	Principal Occupation at Granahan
Jane M. White	Co-Founder, Sr. Managing Director, President and CEO
Gary C. Hatton	Co-Founder, Sr. Managing Director
Brian S. Granahan	SVP, Chief Operating Office & Managing Director
Jennifer M. Pawloski	SVP, Financial Officer & Managing Director
Karen B. Agnew	SVP, Marketing & Sales & Managing Director

During the Fund’s last fiscal year, the Fund did not pay any amount to Granahan or any affiliated person of Granahan for services provided to the Fund (other than pursuant to the existing sub-advisory agreement).

[There were no brokerage commissions paid by the Fund to affiliated brokers of Granahan for the fiscal year ended September 30, 2020].

[As of the Record Date, no officer or Trustee owns securities of, or any has other material direct or indirect interest in, Granahan or any person controlling, controlled by or under common control with Granahan. As of the Record Date, no Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since the beginning of the Fund’s fiscal year ended September 30, 2020, to which Destra was a party].

Required Vote

As provided under the 1940 Act, approval of the new sub-advisory agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting. The shareholders of the Fund will vote together as a single class.

For the reasons set forth above, the BOARD OF TRUSTEES of THE TRUST UNANIMOUSLY recommendS that shareholders OF THE FUND vote in favor of the new SUB-advisory agreement with GRANAHAN.

PART 3

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares

Only shareholders of record at the close of business on [Record Date], 2020, will be entitled to notice of, and to vote at, the Special Meeting. On [Record Date], 2020, the following shares of each class of the Fund were outstanding and entitled to vote:

Class	Shares outstanding and entitled to vote

Class A	[_____]
Class I	[_____]

PART 4

INFORMATION ON PROXY VOTING AND THE SPECIAL MEETING

Who is Eligible To Vote

Shareholders of record of the Fund as of the close of business on [Record Date], 2020 (the “record date”) are entitled to vote on all of the Fund’s business at the Special Meeting and any adjournments thereof. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Special Meeting, will be voted according to the shareholder’s instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposals. If any other business comes before the Special Meeting, your shares will be voted at the discretion of the persons named as proxies.

Proposals by Shareholders

The Trust does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Under the Trust’s Amended and Restated By-Laws, upon making a written request of the Trust’s secretary, shareholders holding in the aggregate not less than one-third of the voting power of the Fund’s shares for matters specified in such written request may call a shareholder meeting. Provided, however, that (i) such written request must state the purpose(s) of the meeting and matter(s) proposed to be acted on, and (ii) the shareholder(s) requesting the meeting must have paid to the Trust the reasonably estimated cost of preparing and mailing the notice of such meeting. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Trust at its principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its consideration at the meeting.

Proxies, Quorum and Voting at the Special Meeting

Shareholders may use the proxy card provided if they are unable to attend the Special Meeting in person or wish to have their shares voted by a proxy even if they do attend the Special Meeting. Any shareholder that has given a proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the Trust. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw a previously submitted proxy and vote in person.

All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposals described herein and will use their best judgment to vote on such other business as may properly come before the Special Meeting or any adjournment thereof. The Trust may also arrange to have votes recorded by telephone, the Internet or other electronic means.

Telephonic Voting. Shareholders may call the toll-free phone number indicated on their proxy card to vote their shares. Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Internet Voting. Shareholders may submit an “electronic” proxy over the Internet in lieu of returning an executed proxy card. In order to use this voting feature, shareholders should go to the website indicated on the shareholder’s proxy card and enter the control number set forth on the proxy card. Shareholders will be prompted to follow a simple set of instructions which will appear on the website.

Quorum. The presence in person or by proxy of the holders of 30% or more of the Fund’s shares entitled to vote at a Special Meeting shall constitute a quorum for the transaction of business at the Special Meeting. For the purposes of establishing whether a quorum is present, all shares present and entitled to vote at the Special Meeting, including abstentions and broker non-votes, shall be counted.

Abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal. Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received, the Trust expects the chairman of the Special Meeting to adjourn the Special Meeting (from time to time in his or her discretion) in order to solicit additional proxies. A shareholder vote may be taken on one or more proposals prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to any other proposal.

As provided under the 1940 Act, approval of the new advisory agreement and new sub-advisory agreement with respect to the Fund will each require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of a Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting.

Method of Solicitation and Expenses

Your vote is being solicited by the Board of Trustees of the Trust. The cost of soliciting proxies, including the costs related to the printing, mailing and tabulation of proxies and the fees of the proxy soliciting agent, ultimately will be borne by DCM and Destra. The Trust has engaged AST Fund Solutions, LLC (“AST”), a professional proxy solicitation firm, to serve as the proxy soliciting and tabulation agent for the Special Meeting and estimates AST fees to be approximately $20,000. Those fees do not reflect the costs associated with printing and mailing of the proxy materials and the costs associated with reimbursing brokerage firms and other financial intermediaries for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies. The Trust expects that the solicitation will be primarily by mail, but may also include telephone, electronic or other means of communication. If the Trust does not receive your proxy by a certain time, you may receive a telephone call from the proxy soliciting agent asking you to vote. The Fund does not reimburse Trustees and officers of the Trust, or regular employees and agents of Destra or Granahan for any involvement in the solicitation of proxies.

The Trust will not bear any expenses in connection with the Transaction, including any costs of soliciting shareholder approval. All such expenses ultimately will be borne by DCM and Destra.

Voting by Destra and Granahan

To the extent that Destra and Granahan and their affiliates own shares of the Fund, each intends to vote those shares in favor of Proposal 1 and Proposal 2.

Ownership of the Fund

[As of the record date, the current Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund or any class of the Fund, other than [List of Classes of Fund where Trustees and Officers own more than 1% of the outstanding shares]. Each person that, to the knowledge of the Trust, owned beneficially or of record 5% or more of the outstanding shares of the Fund as of the record date is listed in Exhibit F to this proxy statement.

Procedures for Shareholder Communications with the Board

Shareholders may send communications to the Board of Trustees of the Trust. Shareholders should send communications intended for the Board of Trustees by addressing the communication directly to the Board of Trustees (or individual Trustee(s)) and/or otherwise clearly indicating in the salutation that the communication is for the Board of Trustees (or individual Trustee(s)) and by sending the communication to the Trust’s address for the Trustee(s) at c/o Destra Granahan Small Cap Advantage Fund, 444 West Lake Street, Suite 1700, Chicago, Illinois 60606. Other Shareholder communications received by the Trust not directly addressed and sent to the Board of Trustees will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Other Business

While the Special Meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached Notice of Special Meeting of Shareholders. However, if any additional matters properly come before the Special Meeting, and on all matters incidental to the conduct of the Special Meeting, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

[Mailing Date], 2020

PART 5

OTHER MATTERS

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Fund who share a common address and who have not opted out of the householding process should receive a single copy of the proxy statement together with one Proxy Card or Voting Instruction Card, as applicable. If you received more than one copy of the proxy statement, you may elect to household in the future; if you received a single copy of the proxy statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this proxy statement by calling [1-877-478-5044] or writing to the Fund at the following address: 444 West Lake Street, Suite 1700, Chicago, IL 60606-0070. Copies of this proxy statement and the accompanying Notice of Special Meeting are also available at www.[                   ].

Service Providers

UMB Fund Services, Inc., 235 W. Galena Street, Milwaukee, WI 53212 provides certain accounting, transfer agency, shareholder services and dividend paying agent services to the Fund. UMB Fund Services, Inc., 235 W. Galena Street, Milwaukee, WI 53212, also performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Destra Capital Investments LLC, 444 West Lake Street, Suite 1700, Chicago, IL 60606, a wholly-owned subsidiary of DCM, serves as the principal underwriter of the shares of the Fund.

Fiscal Year

The fiscal year-end of the Fund is September 30.

EXHIBIT A

FORM OF NEW INVESTMENT ADVISORY AGREEMENT

FORM OF INVESTMENT MANAGEMENT AGREEMENT

INVESTMENT MANAGEMENT AGREEMENT made this [         ] day of [                   ], by and between DESTRA INVESTMENT TRUST, a Massachusetts business trust (the “Trust”), and DESTRA CAPITAL ADVISORS LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company;

WHEREAS, the Trust is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, the Trust intends to offer shares in multiple series, as to which this Agreement may hereafter be made applicable and set forth on Schedule A hereto (each such series being herein referred to as a “Fund,” and collectively as the “Funds”); and

WHEREAS, the Trust desires to retain the Adviser as investment adviser, to furnish certain investment advisory and portfolio management services to the Trust with respect to the Funds, and the Adviser is willing to furnish such services.

W I T N E S S E T H:

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1.         The Trust hereby engages the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of, each Fund in accordance with each Fund’s investment objectives and policies and limitations, and to administer each Fund’s affairs to the extent requested by and subject to the supervision of the Board of Trustees of the Trust for the period and upon the terms herein set forth. The investment of each Fund’s assets shall be subject to the Fund’s policies, restrictions and limitations with respect to securities investments as set forth in the Fund’s then current registration statement under the l940 Act, and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered open-end management investment companies.

The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Funds’ transfer agent, administrator or other service providers) for the Funds, to permit any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall at its own expense furnish all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in this Agreement. In the event that the Adviser pays or assumes any expenses of a Fund not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or similar expense in the future; provided, that nothing contained herein shall be deemed to relieve the Adviser of any obligation to a Fund under any separate agreement or arrangement between the parties.

2.         The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall neither have the authority to act for nor represent the Trust in any way, nor otherwise be deemed an agent of the Trust.

3.         For the services and facilities described in Section 1, each Fund will pay to the Adviser, at the end of each calendar month, and the Adviser agrees to accept as full compensation therefor, an investment management fee equal to the annual rate of each Fund’s average daily net assets as set forth on Schedule A.

For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the month and year, respectively. The services of the Adviser to the Trust under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

4.         The Adviser shall arrange for suitably qualified officers or employees of the Adviser to serve, without compensation from the Trust, as trustees, officers or agents of the Trust, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

5.         For purposes of this Agreement, brokerage commissions paid by a Fund upon the purchase or sale of a Fund’s portfolio securities shall be considered a cost of securities of the Fund and shall be paid by the Fund.

6.         The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of a Fund’s securities on behalf of the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Trust’s Board of Trustees and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), the Adviser may select brokers or dealers affiliated with the Adviser. It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust, or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

In addition, the Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities with similar orders being made simultaneously for other accounts managed by the Adviser or its affiliates, if in the Adviser’s reasonable judgment such aggregation shall result in an overall economic benefit to a Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of a Fund occurs as part of any aggregate sale or purchase orders, the objective of the Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in an equitable manner. Nevertheless, each Fund acknowledges that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable. Whenever a Fund and one or more other investment advisory clients of the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, the Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

The Adviser will not arrange purchases or sales of securities between a Fund and other accounts advised by the Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the Trust’s policies and procedures, (b) the Adviser determines the purchase or sale is in the best interests of each Fund, and (c) the Trust’s Board of Trustees have approved these types of transactions.

To the extent a Fund seeks to adopt, amend or eliminate any objectives, policies, restrictions or procedures in a manner that modifies or restricts Adviser’s authority regarding the execution of the Fund’s portfolio transactions, the Fund agrees to use reasonable commercial efforts to consult with the Adviser regarding the modifications or restrictions prior to such adoption, amendment or elimination.

The Adviser will communicate to the officers and trustees of the Trust such information relating to transactions for the Funds as they may reasonably request. In no instance will portfolio securities be purchased by or sold to the Adviser or any affiliated person of either the Trust or the Adviser, except as may be permitted under the 1940 Act.

The Adviser further agrees that it:

(a)            will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b)            will conform in all material respects to all applicable rules and regulations of the Securities and Exchange Commission and comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Trust and communicated to the Adviser and, in addition, will conduct its activities under this Agreement in all material respects in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

(c)            will report regularly to the Board of Trustees of the Trust (generally on a quarterly basis) and will make appropriate persons available for the purpose of reviewing with representatives of the Board of Trustees on a regular basis at reasonable times the management of each Fund, including, without limitation, review of the general investment strategies of each Fund, the performance of each Fund’s investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Board of Trustees of the Trust;

(d)            will prepare and maintain such books and records with respect to each Fund’s securities and other transactions as required under applicable law and will prepare and furnish the Trust’s Board of Trustees such periodic and special reports as the Board of Trustees may reasonably request. The Adviser further agrees that all records which it maintains for each Fund are the property of the Fund and the Adviser will surrender promptly to the Fund any such records upon the request of the Fund (provided, however, that Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940 or other applicable law; and

7.         Subject to applicable statutes and regulations, it is understood that officers, trustees, or agents of the Trust are, or may be, interested persons (as such term is defined in the 1940 Act and rules and regulations thereunder) of the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested persons of the Fund otherwise than as trustees, officers or agents.

8.         The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

9.             Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, the Adviser may retain one or more sub-advisers at the Adviser’s own cost and expense for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to a Fund. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall be responsible to a Fund for all acts or omissions of any sub-adviser in connection with the performance of the Adviser’s duties hereunder.

10.         The Trust acknowledges that the Adviser now acts, and intends in the future to act, as an investment adviser to other managed accounts and as investment adviser or sub-investment adviser to one or more other investment companies that are not a series of the Trust. In addition, the Trust acknowledges that the persons employed by the Adviser to assist in the Adviser’s duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Adviser may use any supplemental research obtained for the benefit of the Trust in providing investment advice to its other investment advisory accounts and for managing its own accounts.

11.         This Agreement shall be effective on the date provided on Schedule A for each respective Fund, provided it has been approved by a vote of a majority of the outstanding voting securities held by shareholders of the respective Fund in accordance with the requirements of the 1940 Act. This Agreement shall continue in effect until the two-year anniversary of the date of its effectiveness, unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the 1940 Act.

This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by a Fund or by the Adviser upon sixty (60) days’ written notice to the other party. Each Fund may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice. This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Trustees of the Trust, or by vote of a majority of the outstanding voting securities of the Trust, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the material covenants of the Adviser set forth herein. Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 3, earned prior to such termination and for any additional period during which the Adviser serves as such for the Fund, subject to applicable law. The terms “assignment” and “vote of the majority of outstanding voting securities” shall have the same meanings set forth in the 1940 Act and the rules and regulations thereunder.

12.         This Agreement may be amended or modified only by a written instrument executed by both parties.

13.         If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

14.         Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

15.         All parties hereto are expressly put on notice of the Trust’s Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts and the limitation of shareholder and trustee liability contained therein. This Agreement is executed on behalf of the Trust by the Trust’s officers as officers and not individually and the obligations imposed upon the Trust by this Agreement are not binding upon any of the Trust’s Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust, and persons dealing with the Trust must look solely to the assets of the Trust and those assets belonging to the subject Trust, for the enforcement of any claims.

16.         This Agreement shall be construed in accordance with applicable federal law and (except as to Section 15 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

DESTRA INVESTMENT TRUST

By: Jane H. Shissler
Title: Secretary

ATTEST:
NAME:
TITLE:

DESTRA CAPITAL ADVISORS LLC

By: Robert Watson
Title: President

ATTEST:
NAME:
TITLE:

Schedule A

(Effective as of [               ]) Funds

Name Of Fund	Annual Rate of Average Daily Net Assets
Destra Granahan Small Cap Advantage Fund	1.10%

EXHIBIT B

INVESTMENT ADVISORY FEES

Contractual Advisory Fee (as a percentage of Managed Assets)	Advisory Fee Rate Paid to Destra (after waivers and reimbursements and/or recoupment, if any) for the Fiscal Year Ended September 30, 2020	Most Recent Date of Shareholder Approval of Existing Advisory Agreement and Purpose of Submission to Shareholders	Most Recent Date of Approval of Existing Advisory Agreement by the Board of Trustees
1.10%	[ ]%	August 7, 2019 (initial approval by sole shareholder)	May 21, 2019

B-1

EXHIBIT C

PRO FORMA EXPENSES

Set forth below are tables that describe the fees and expenses paid in connection with each class of shares of the Fund shown, for the fiscal year ended September 30, 2020, (1) under the existing advisory agreement (actual fees and expenses), and (2) pro forma as if the New Advisory Agreement had been in effect for the entire fiscal year. The expenses that the Fund would bear under the new advisory agreement that are currently borne instead by Destra include the compensation of the Trust’s chief compliance officer. These expenses, as a percentage of Fund net assets, are reflected in “Other Expenses – Pro Forma” in the table below.

Actual Fees under Existing Advisory Agreement

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fees	1.10%	1.10%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Other Expenses	[ ]%	[ ]%
Acquired Fund Fees and Expenses(2)	[ ]%	[ ]%
Total Annual Fund Operating Expenses	[ ]%	[ ]%
Fee Waiver(3)	[ ]%	[ ]%
Total Annual Fund Operating Expenses After Fee Waiver	[ ]%	[ ]%

Pro Forma Fees under New Advisory Agreement

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fees	1.10%	1.10%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Other Expenses(1)	[ ]%	[ ]%
Acquired Fund Fees and Expenses(2)	[ ]%	[ ]%
Total Annual Fund Operating Expenses	[ ]%	[ ]%
Fee Waiver(3)	[ ]%	[ ]%
Total Annual Fund Operating Expenses After Fee Waiver	[ ]%	[ ]%

(1) “Other Expenses” are estimated for the current fiscal year.

(2) Acquired Fund Fees and Expenses are the indirect costs that the Fund incurs from investing in other investment companies. Please note that the amount of Total Annual Fund Operating Expenses After Fee Waiver shown in the above table will differ from the “Financial Highlights” included in the Fund’s annual report to shareholders, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

(3) The Adviser has agreed to cap expenses such that the total annual fund operating expenses, excluding brokerage commissions and other trading expenses, taxes, interest, acquired fund fees and other extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of business), do not exceed 1.75%, and 1.50% of the Fund’s average daily net assets attributable to Class A shares and Class I shares, respectively. The arrangement will continue in effect until January 28, 2030, may be terminated or modified prior to that date only with the approval of the Fund’s Board of Trustees (“Board”) and will automatically continue in effect for successive twelve-month periods thereafter. Any fee waived and/or expense assumed by the Adviser pursuant to the arrangement is subject to recovery by the Adviser for up to three years from the date the fee was waived and/or expense assumed, but no reimbursement payment will be made by the Fund if such reimbursement results in the Fund exceeding an expense ratio equal to the Fund’s then-current expense caps or the expense caps that were in place at the time the fee was waived and/or expense assumed by the Adviser.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class A Shares and $100,000 in Class I Shares of the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Actual

	Redeemed								Not Redeemed
Share Class	1 year		3 years		5 years		10 years		1 year		3 years		5 years		10 years
Class A	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class I	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Pro Forma

	Redeemed								Not Redeemed
Share Class	1 year		3 years		5 years		10 years		1 year		3 years		5 years		10 years
Class A	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class I	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]

These examples do not reflect sales charges (loads) on reinvested dividends. If these sales charges (loads) were included, your costs would be higher.

EXHIBIT D

FORM OF NEW INVESTMENT SUB-ADVISORY AGREEMENT

Form of Investment Sub-Advisory Agreement

This Agreement is made as of this [        ] day of [                ] by and among Destra Investment Trust (the “Trust”), a Massachusetts business trust, on behalf of its series the Destra Granahan Small Cap Advantage Fund (the “Fund”), Destra Capital Advisors LLC, a Delaware limited liability company (the “Adviser”) and registered investment adviser with the U.S. Securities and Exchange Commission (“SEC”), and Granahan Investment Management, Inc., a Massachusetts corporation and registered investment adviser with the SEC (the “Sub-Adviser”).

Whereas, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

Whereas, the Trust, on behalf of the Fund, has retained the Adviser to serve as the investment adviser for the Fund pursuant to an Investment Management Agreement between the Adviser and the Trust (as such agreement may be modified from time to time, the “Management Agreement”);

Whereas, the Management Agreement provides that the Adviser may, subject to the initial and periodic approvals required under Section 15 of the 1940 Act, appoint a sub-adviser at its own cost and expense for the purpose of furnishing certain services required under the Management Agreement; and

Whereas, the Trust, on behalf of the Fund, and the Adviser desire to retain the Sub-Adviser to furnish investment advisory services for the Fund’s investment portfolio, upon the terms and conditions hereafter set forth.

Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.           Appointment. The Trust, on behalf of the Fund, and the Adviser hereby appoint the Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The Sub-Adviser shall, for all purposes herein provided, be deemed an independent contractor and, unless otherwise expressly provided or authorized, including by the terms of this Agreement or another writing, have No authority to act for nor represent the Trust, Fund or Adviser in any way, nor otherwise be deemed an agent of the Trust, Fund or Adviser.

2.           Services to Be Performed. Subject always to the supervision of the Trust’s Board of Trustees (the “Board of Trustees”) and the Adviser, the Sub-Adviser will act as sub-adviser for, and manage on a discretionary basis the investment and reinvestment of the assets of the Fund, furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund’s investment portfolio, all on behalf of the Fund and as described in the Fund’s registration statement on Form N-1A (File No. 811-22417) (the “Registration Statement”) as the same may thereafter be amended from time to time and communicated by the Fund or the Adviser to the Sub-Adviser in writing. In the performance of its duties, the Sub-Adviser will in all material respects (a) monitor the Fund’s investments, and (b) comply with the provisions of the Trust’s Declaration of Trust and By-laws, as amended from time to time and communicated by the Fund or the Adviser to the Sub-Adviser in writing, and the stated investment objectives, policies and restrictions of the Fund as such objectives, policies and restrictions may subsequently be changed by the Board of Trustees and communicated by the Trust, Fund or Adviser to the Sub-Adviser in writing. The Trust, Fund or Adviser has provided the Sub-Adviser with current copies of the Trust’s Declaration of Trust, By-laws, prospectus, statement of additional information and any amendments thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to the Sub-Adviser’s performance under this Agreement.

The Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio investments for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or brokerage services provided by a broker or dealer in accordance with the provisions of Section 28(e) under the Securities and Exchange Act of 1934, as amended. Subject to approval by the Board of Trustees and compliance with the policies and procedures adopted by the Board of Trustees for the Fund and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 under the 1940 Act), the Sub-Adviser may select brokers or dealers affiliated with the Sub-Adviser. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

In addition, the Sub-Adviser may aggregate purchase and sale orders of securities placed with respect to the assets of the Fund with similar orders being made simultaneously for other accounts managed by the Sub-Adviser or its affiliates, if in the Sub-Adviser’s reasonable judgment such aggregation is consistent with seeking best execution in accordance with the terms hereof. In the event that a purchase or sale of an asset of the Fund occurs as part of any aggregate sale or purchase orders, the objective of the Sub-Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in an equitable manner. Nevertheless, the Trust, Fund and Adviser acknowledge that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable. Whenever the Fund and one or more other investment advisory clients of the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Sub-Adviser to be equitable to each and consistent with the Sub-Adviser’s fiduciary obligations to the Fund, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, the Sub-Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

The Sub-Adviser will vote proxies solicited by or with respect to the issuers of securities which assets of the Fund’s investment portfolio allocated by the Adviser to the Sub-Adviser are invested, consistent with the Adviser’s written Proxy Policies and Procedures, and communicated by the Fund or the Adviser to the Sub-Adviser in writing. The Sub-Adviser will maintain appropriate records in accordance with applicable law detailing its voting of proxies on behalf of the Fund and upon request will provide a report setting forth the proposals voted on and how the Trust’s shares were voted, including the name of the corresponding issuers.

The Sub-Adviser will not arrange purchases or sales of securities between the Fund and other accounts advised by the Sub-Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 under the 1940 Act) and the Fund’s policies and procedures, (b) the Sub-Adviser determines the purchase or sale is in the best interests of the Fund, and (c) the Board of Trustees or the Trust’s Chief Compliance Officer (as determined under the Fund’s compliance policies) has approved these types of transactions.

The Fund may adopt policies and procedures that modify or restrict the Sub-Adviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein provided that such policies and procedures are communicated by the Fund or the Adviser to the Sub-Adviser in writing.

The Sub-Adviser will communicate to the officers and trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In No instance will portfolio securities be purchased from or sold to the Adviser, the Sub-Adviser or any affiliated person of the Fund, the Adviser, or the Sub-Adviser, except as may be permitted under the 1940 Act or rules adopted thereunder.

The Sub-Adviser further agrees that it:

(a)              will conform in all material respects to all applicable rules and regulations of the SEC and comply in all material respects with all policies and procedures adopted by the Board of Trustees and communicated to the Sub-Adviser in writing and, in addition, will conduct its activities under this Agreement in all material respects in accordance with any applicable law and regulations of any governmental authority pertaining to its investment advisory activities;

(b)              will report to the Adviser and to the Board of Trustees on a quarterly basis and will make appropriate persons available for the purpose of reviewing with representatives of the Adviser and the Board of Trustees on a regular basis at such times as the Adviser or the Board of Trustees may reasonably request in writing regarding the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund’s investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Adviser or the Board of Trustees; and

(c)              will prepare and maintain such books and records with respect to the Fund’s securities and other transactions for the Fund’s investment portfolio as required for registered investment advisers under applicable law or as otherwise reasonably requested by the Adviser and will prepare and furnish the Adviser and Board of Trustees such periodic and special reports as the Board or the Adviser may reasonably request. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund or promptly destroy any such records upon the reasonable request of the Adviser or the Fund (provided, however, that the Sub-Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 under the Investment Advisers Act of 1940, as amended, the Sub-Adviser’s internal recordkeeping policies and procedures, or other applicable law.

3.           Expenses. During the term of this Agreement, the Sub-Adviser will pay all of its own operating expenses incurred by it in connection with providing the sub-advisory services under this Agreement, excluding, without limitation, the expenses of the Fund (including the cost of securities and other assets purchased for the Fund and brokerage commissions, if any, incurred in the purchase or sale thereof as well as any consulting fees or legal expenses incurred by the Sub-Adviser in connection with its management of the Fund). The Fund will pay all expenses of its organization, operation and business not specifically assumed or agreed to be paid by the Sub-Adviser hereunder.

4.           Additional Sub-Advisers. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act and the approval of the Adviser, the Sub-Adviser may retain one or more additional sub-advisers at the Sub-Adviser’s own cost and expense for the purpose of furnishing one or more of the services described in Section 2 hereof with respect to the Fund. Retention of a sub-adviser hereunder shall in No way reduce the responsibilities or obligations of the Sub-Adviser under this Agreement and the Sub-Adviser shall be responsible to the Fund for all acts or omissions of any sub-adviser in connection with the performance of the Sub-Adviser’s duties hereunder.

5.           Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee (the “Management Fee”) equal to 50% of the advisory fee paid to the Adviser for its services to the Fund. The Management Fee shall be net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of the Fund. The Management Fee shall be payable monthly in arrears on or about the first day of each month during the term of this Agreement. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

Except as may otherwise be prohibited by law or regulation (including, without limitation, any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive all or any portion of the Management Fee.

6.           Services to Others. The Trust, Fund and Adviser acknowledge that the Sub-Adviser now acts, or may in the future act, as an investment adviser to other managed accounts and as investment adviser or sub-investment adviser to one or more other investment companies that are not a series of the Fund. In addition, the Trust, Fund and Adviser acknowledge that the persons employed by the Sub-Adviser to assist in the Sub-Adviser’s duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

7.           Limitation of Liability and Indemnification.

(a)           The Sub-Adviser shall not be liable for, and the Trust, Fund and Adviser will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any breach hereof, error of judgment or mistake of law or for any loss suffered by the Trust, Fund or Adviser (including, without limitation, by reason of the purchase, sale or retention of any security or other asset) in connection with the performance of the Sub-Adviser’s duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b)           To the fullest extent permitted by applicable law, the Trust, Fund and Adviser, severally and jointly, shall indemnify the Sub-Adviser, its affiliates and the officers, directors, employees and agents of the Sub-Adviser and its affiliates (each an “indemnitee”) against any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit relating to the Fund or the Adviser and not resulting from the willful misfeasance, bad faith, negligence, or reckless disregard of any indemnitee in the performance of the obligations and duties of any indemnitee’s office; provided that to the extent that the Trust or the Fund has indemnified an indemnitee, the Adviser shall contribute a portion of the amount paid by the Trust or the Fund as shall be appropriate to reflect the relative fault of the Trust or the Fund, on the one hand, and the Adviser, on the other hand, in causing the act or omission that resulted in the indemnification payment. The federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing in this Agreement will waive or limit any rights that the Fund or the Adviser may have under those laws. An indemnitee will not confess any claim or settle or make any compromise in any instance in which the Fund or the Adviser will be asked to provide indemnification, except with the Fund’s and the Adviser’s prior written consent. Any amounts payable by the Fund under this section shall be satisfied only against the assets of the Fund and not against the assets of any other investment series of the Trust.

(c)           Promptly after receipt by an indemnitee of notice of any claim for which indemnification would be sought, the indemnitee shall notify the indemnifying party thereof in writing. If indemnification rights are claimed pursuant to this section, all the indemnitees shall retain one counsel and such counsel shall be approved in advance by the Fund. In addition, if any such claim or action shall be brought against an indemnitee or indemnitees, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, to assume the defense thereof with counsel reasonably satisfactory to the indemnitee or indemnitees. After notice from the indemnifying party to the indemnitee or indemnitees of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnitee or indemnitees under this section for any legal or other expenses subsequently incurred by the indemnitee or indemnitees in connection with the defense thereof other than reasonable costs of investigation.

(d)           Any indemnification made in accordance with this section shall not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification to be liable to the Fund or its shareholders (or to the Adviser) by reason of willful misfeasance, bad faith, negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office.

(e)           The rights of indemnification provided in this section shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this section shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any indemnitee.

8.           Term; Termination; Amendment. This Agreement shall become effective on the date first written above, and shall remain in full force until the two-year anniversary of the date of its effectiveness unless sooner terminated as hereinafter provided, provided that it has been approved: (i) by a vote of a majority of those Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund’s outstanding voting securities. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved for the Fund at least annually by the Board of Trustees provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement may be terminated by the Adviser or the Sub-Adviser at any time without the payment of any penalty by the Adviser or the Sub-Adviser upon 60 days’ written notice to the other parties. This Agreement may also be terminated by the Fund by action of the Board of Trustees, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund upon 60 days’ written notice to the Sub-Adviser by the Fund without payment of any penalty.

This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the 1940 Act), or (ii) in the event the Management Agreement between the Adviser and the Trust is assigned (as defined in the 1940 Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 5 earned prior to such termination and for any additional period during which the Sub-Adviser serves as such for the Fund, subject to applicable law.

9.           Compliance Certification. From time to time as requested by the Trust, Fund or Adviser, the Sub-Adviser shall provide such certifications with respect to Rule 38a-1 under the 1940 Act, as are reasonably requested by the Fund or Adviser. In addition, the Sub-Adviser will, from time to time, provide a written assessment of its compliance program in conformity with current industry standards that is reasonably acceptable to the Fund to enable the Fund to fulfill its obligations under Rule 38a-1 under the 1940 Act.

10.         Notice. Any notice under this Agreement shall be sufficient in all respects if given in writing and delivered by commercial courier providing proof of delivery and addressed as follows or addressed to such other person or address as such party may designate for receipt of such notice.

If to the Adviser or the Trust:	If to the Sub-Adviser:

Destra Capital Advisors LLC 444 West Lake Street, Suite 1700 Chicago, Illinois 60606 Email: legal@destracapital.com	Granahan Investment Management, Inc. 404 Wyman Street, Suite 460 Waltham, Massachusetts 02451 Email: bgranahan@granahan.com

11.         Limitations on Liability. All parties hereto are expressly put on notice of the Trust’s Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein and a copy of which has been provided to the Sub-Adviser prior to the date hereof. This Agreement is executed on behalf of the Fund by the Trust’s officers in their capacity as officers and not individually and are not binding upon any of the Trustees, officers, or shareholders of the Fund individually but the obligations imposed upon the Fund by this Agreement are binding only upon the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to the subject Fund, for the enforcement of any claims.

12.         Miscellaneous. The captions in this Agreement are included for convenience of reference only and in No way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

13.         Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 11 hereof which shall be construed in accordance with the laws of the Commonwealth of Massachusetts) the laws of the State of Illinois.

14.         Amendments. Except to the extent permitted by the 1940 Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Fund (unless such approval is not required by Section 15 of the 1940 Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

15.         Authority. Each party represents to the others that it is duly authorized and fully empowered to execute, deliver and perform this Agreement. The Trust represents that engagement of the Sub-Adviser has been duly authorized by the Trust and it shareholders (to the extent required by the 1940 Act) in accordance with the provisions of Section 15 thereof, and the rules or exemptive orders of the SEC, and is in accordance with the Trust’s Declaration of Trust and other governing documents of the Trust.

16.         Severability. Each provision of this Agreement is intended to be severable from the others so that if any provision or term hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof; provided, however, that the provisions governing payment of the Management Fee described in Section 5 are not severable.

17.         Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties hereto with respect to the subject matter expressly set forth herein.

[Remainder of page left intentionally blank. Signature page follows.]

In Witness Whereof, the Fund, the Adviser and the Sub-Adviser have caused this Agreement to be executed by its duly authorized officer as of the day and year first above written.

DESTRA CAPITAL ADVISORS LLC

By:
Title:

DESTRA INVESTMENT TRUST, on behalf

of the Destra Granahan Small Cap Advantage Fund

By:
Title:

Granahan Investment Management, Inc.

By:
Title:

EXHIBIT E

INVESTMENT SUB-ADVISORY FEES

Sub-Advisory Fee Rate Paid to Granahan	Sub-Advisory Fee Rate Paid to Granahan (as a percentage of the Fund’s net assets) for the Fiscal Year Ended September 30, 2020	Most Recent Date of Shareholder Approval of Current Sub- Advisory Agreement and Purpose of Submission to Shareholders	Most Recent Date of Approval of Current Sub-Advisory Agreement by the Board of Trustees
50% of the advisory fee paid to Destra	[ ]%	August 7, 2019 (initial approval by sole initial shareholder)	May 21, 2019

E-1

EXHIBIT F

5% or Greater Ownership of A Share Class

The following table identifies those investors known to the Fund to own beneficially or of record 5% or more of the voting securities of a class of the Fund’s shares as of [Record Date], 2020. Any shareholder that owns 25% or more of the outstanding shares of the Fund or class may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or class. Shareholders controlling the Fund or a class could have the ability to vote a majority of the shares of the Fund or class on any matter requiring approval of the shareholders of the Fund or class.

Class	Shareholder Name and Address	Number of Shares of Class Owned	Percentage of Shares of Class Owned

[As of the Record Date, the Trustees and officers of the Fund, either individually or as a group, owned less than 1% of the outstanding shares of the Fund.]

F-1

[PROXY CARD – TO BE ADDED]